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                                                                 EXHIBIT 10.90




                        AMENDMENT NO. 13 TO AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT


                 THIS AMENDMENT NO. 13 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT is entered into as of this 13th day of December, 1995, by and between FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), and PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Borrower").

                                R E C I T A L S

                 A. Greyhound Real Estate Finance Company, an Arizona corporation ("GREFCO") and Borrower entered into an Amended and Restated Loan and Security Agreement dated as of May 10, 1989 (the "Restated Loan Agreement") that evidences a loan from GREFCO to Borrower (the "Modified Loan") that is secured by, among other things, Receivables Collateral.

                 B. The Modified Loan and Restated Loan Agreement were amended by an Amendment Number One to Amended and Restated Loan and Security Agreement dated June 14, 1989 (the "First Amendment"), by an Amendment No. 2 to Amended and Restated Loan and Security Agreement dated April 16, 1990 (the "Second Amendment"), by an Amendment No. 3 to Amended and Restated Loan and Security Agreement dated May 31, 1991 (the "Third Amendment"), by an Amendment No. 4 to Amended and Restated Loan and Security Agreement dated January 13, 1992 (the "Fourth Amendment"), by an Amendment No. 5 to Amended and Restated Loan and Security Agreement dated February 23, 1993 (the "Fifth Amendment"); by an Amendment No. 6 to Amended and Restated Loan and Security Agreement dated June 28, 1993 (the "Sixth Amendment"), by an Amendment No. 7 to Amended and Restated Loan and Security Agreement dated January 24, 1994 (the "Seventh Amendment"), by an Amendment No. 8 to Amended and Restated Loan and Security Agreement dated as of April 15, 1994 (the "Eighth Amendment"), by an Amendment No. 9 to Amended and Restated Loan and Security Agreement dated as of August 31, 1994 (the "Ninth Amendment"), by an Amendment No. 10 to Amended and Restated Loan and Security Agreement dated as of January 26, 1995 ("Tenth Amendment"), by an Amendment No. 11 to Amended and Restated Loan and Security Agreement dated as of September 22, 1995 (the "Eleventh Amendment"), and by an Amendment No. 12 to Amended and Restated Loan and Security Agreement dated as of September 29, 1995 (the "Twelfth Amendment"). The Restated Loan Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, the Twelfth Amendment and this Thirteenth Amendment and all other documents evidencing or executed in connection with the Loan are referred to hereinafter as the "Loan Documents." The Restated Loan Agreement, as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment, Ninth Amendment, Tenth Amendment, Eleventh Amendment and Twelfth Amendment is referred to hereinafter as the "Loan Agreement." The Loan contemplated by the Loan Agreement, as amended by this Thirteenth Amendment, is referred to hereinafter as the "Loan." All capitalized terms used in this Thirteenth Amendment will have the





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meanings assigned to such terms in the Loan Agreement unless those terms are otherwise defined herein.

                 C. GREFCO was a wholly-owned subsidiary of Greyhound Financial Corporation ("GFC"). Pursuant to a plan of liquidation, GREFCO was liquidated into GFC. Further, pursuant to such plan of liquidation, GREFCO assigned the Note and all of GREFCO's rights under the Loan Agreement and other Documents to GFC. Effective as of February 1, 1995, GFC changed its name to FINOVA Capital Corporation.

                 D. Borrower has requested and Lender has agreed to further modify the Loan in accordance with the terms of, and subject to the conditions contained in, this Thirteenth Amendment.

                 E. Borrower has requested and Lender has agreed (in accordance with and subject to the terms of this Thirteenth Amendment), as part of the Loan under the Loan Agreement, to increase the amount of the Mortgage Loan Facility portion of the Loan used by Borrower to finance the acquisition and refurbishment of timeshare resorts from $6,500,000 to $12,000,000.

                 F. Borrower has also requested and Lender has agreed to fund (pursuant to the terms and conditions of this Thirteenth Amendment) additional Advances under the Mortgage Loan Facility to finance the acquisition and renovation of two (2) additional timeshare resort facilities located at:
(i) 171 Winnick Avenue, Las Vegas, Nevada, consisting of 22 timeshare units, more particularly described in Exhibit "A" attached hereto (the "Winnick Building Addition"), and (ii) 190-196 Ida Avenue, Las Vegas, Nevada, consisting of 24 timeshare units, more particularly described in Exhibit "B" attached hereto (the "Ida Building Addition").

                 G. Borrower has also requested and Lender has agreed, in accordance with and subject to the terms and conditions contained in the Loan Agreement, as modified by this Thirteenth Amendment, to finance the cost of the expansion and renovation of the lobby in that timeshare resort facility owned by Borrower and known as "The Towers," which is more particularly described in Exhibit "C" attached hereto (the "Towers"). Such Advances shall be made under the Mortgage Loan Facility.

                 H. Borrower has also requested and Lender has agreed, in accordance with and subject to the conditions contained in the Loan Agreement, as modified by this Thirteenth Amendment, to make Advances of the Loan, from time to time, against Instruments or Contracts arising from the Winnick Building Addition and the Ida Building Addition.

                 NOW, THEREFORE, in consideration of these recitals, the covenants contained in this Thirteenth Amendment, and for other good and valuable consideration, the receipt and sufficiency of which consideration is hereby acknowledged, Lender and Borrower agree as follows:

           1.       LOAN AGREEMENT.  Provided the conditions precedent described




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in Paragraph 12 of this Thirteenth Amendment are met to the satisfaction of
Lender, which satisfaction will be evidenced by Lender's execution of this Thirteenth Amendment unless otherwise provided herein, the Loan Agreement is hereby further modified as follows:

1.1 The Loan Agreement is hereby amended by adding to Article I the following definitions:

"Ida Building Addition": shall have the meaning set forth in the Recitals of the Thirteenth Amendment.

                          "Ida Building Addition Acquisition Advance": shall have the meaning set forth in Paragraph 4 of the Thirteenth Amendment.

"Ida Building Addition Deed of Trust": shall have the meaning set forth in Paragraph 10 of the Thirteenth Amendment.

                          "Ida Building Addition Incentive Fee": shall mean the Incentive Fee provided for in Paragraph 11.4.2 of the Thirteenth Amendment.

                          "Ida Building Addition Note":  shall have the meaning
set forth in Paragraph 8.1 of the Thirteenth Amendment.

                          "Ida Building Addition Release Fee":  shall have the
meaning set forth in Paragraph 11.2 of the Thirteenth Amendment.


                          "Ida Building Addition Renovation Advances": shall have the meaning set forth in Paragraph 5 of the Thirteenth Amendment.

                          "Thirteenth Amendment":  shall mean this Amendment
No. 13 to Amended and Restated Loan and Security Agreement.

                          "Towers Advances":  shall have the meaning set forth
in Paragraph 6 of the Thirteenth Amendment.

                          "Towers Note":  shall have the meaning set forth in
Paragraph 9 of the Thirteenth Amendment.

                          "Towers Note Principal Reduction Fee":  shall have
the meaning set forth in Paragraph 9.3 of the Thirteenth Amendment.

                          "Towers Lobby Expansion":  shall have the meaning set
forth in Paragraph 6 of the Thirteenth Amendment.

                          "Winnick Building Addition":  shall have the meaning
set forth in the Recitals of the Thirteenth Amendment.

                          "Winnick Building Addition Acquisition Advance": shall have the meaning set forth in Paragraph 2 of the Thirteenth Amendment.





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                          "Winnick Building Addition Deed of Trust":  shall
         have the meaning set forth in Paragraph 10 of the Thirteenth
         Amendment.

                          "Winnick Building Addition Incentive Fee": shall mean the Incentive Fee provided for in Paragraph 11.4.1 of the Thirteenth Amendment.

                          "Winnick Building Addition Note": shall have the meaning set forth in Paragraph 7.1 of the Thirteenth Amendment.

                          "Winnick Building Addition Renovation Advances": shall have the meaning set forth in Paragraph 3 of the Thirteenth Amendment.

                          "Winnick Building Addition Release Fee": shall have the meaning set forth in Paragraph 11.1 of the Thirteenth Amendment.

                          1.2     The definitions of the following terms in
Article I of the Loan Agreement, including, to the extent applicable, the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment, Ninth Amendment, Tenth Amendment, Eleventh Amendment and Twelfth Amendment are hereby amended and restated in their entirety to read as follows:

                          "Documents":  shall mean the Note, the First
         Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, the Twelfth Amendment, the Thirteenth Amendment, the 2.5 MM Note, the Suites Phase II Note, the Ida Building One Note, the Ida Building Two Note, the Aloha Bay Phase I Note, the Aloha Bay Phase II Note, the Winnick Building Addition Note, the Ida Building Addition Note, the Towers Note, the Guarantee, the Deed of Trust, the Headquarters Deed of Trust, the Ida Building One Deed of Trust, the Ida Building Two Deed of Trust, the Aloha Bay Phase I Mortgage, the Aloha Bay Phase II Mortgage, the Winnick Building Addition Deed of Trust, the Ida Building Addition Deed of Trust, the Assignments, the Contracts, the Instruments, the Agency Agreement, the Oversight Agreement, this Agreement, and all other documents and instruments executed in connection with the Loan, together with any and all renewals, extensions, amendments, restatements or replacements thereof, whether now or hereafter existing.

                          "Mortgage Loan Facility": shall mean that portion of the Loan not to exceed $12,000,000 under which Advances may be made to Borrower on a revolving basis in order to finance Borrower's acquisition and refurbishment of time-share resorts. The Advances made under the Mortgage Loan Facility include the First Suites Phase II Loan Advance, the Second Suites Phase II Loan Advance, the Ida Building One Acquisition Advance, the Ida Building Two Acquisition Advance, the Winnick Building Addition Acquisition Advance, the Winnick Building Addition Renovation Advances, the Ida Building Addition Acquisition Advance, the Ida Building Addition Renovation Advances, the Towers Advances and any other Advances made by Lender to Borrower after the date of the Thirteenth Amendment to finance Borrower's acquisition and





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         refurbishment of time-share resorts, exclusive of the following
         Advances which are not included within the Mortgage Loan Facility:
         the Receivables Over-Advances as provided for in the Tenth Amendment, the Aloha Bay Phase I Acquisition Advance, Aloha Bay Phase I Renovation Advances, the Aloha Bay Phase II Acquisition Advance, Aloha Bay Phase II Construction Advances, and the Advances evidenced by the
         2.5 MM Note.

                          "Project": shall mean each of the Winnick Building Addition (as defined in the Thirteenth Amendment), Ida Building Addition (as defined in the Thirteenth Amendment), Aloha Bay Phase I (as defined in the Eleventh Amendment), Aloha Bay Phase II (as defined in the Eleventh Amendment), Ida Building One (as defined in the Tenth Amendment), Ida Building Two (as defined in the Tenth Amendment), South Park Ranches (as defined in the Ninth Amendment), Suites Phase II (as defined in the Eighth Amendment), Fountains (as defined in the Sixth Amendment), Winnick (as defined in the Sixth Amendment), Suites Phase I (as defined in the Fourth Amendment) and those certain real estate developments which are owned by the Borrower or the Trustee, located in Nye County and Clark County in the State of Nevada, and Huerfano County in the State of Colorado, which are more particularly described in Exhibit "P-1" to the First Amendment.

                          "Ida Building One Deed of Trust": shall mean the Ida Building One Deed of Trust, as modified and amended pursuant to that First Modification of Deed of Trust [Ida Building One] recorded November 22, 1995 in Book 951122 as Instrument No. 01278, Official Records of Clark County, Nevada, and by that Second Modification of Deed of Trust [Ida Building One] described in Paragraph 9.3 of the Thirteenth Amendment.

                          "Ida Building Two Deed of Trust": shall mean the Ida Building Two Deed of Trust, as modified and amended pursuant to that First Modification of Deed of Trust [Ida Building Two] described in Paragraph 9.3 of the Thirteenth Amendment.

                          1.3     The term "Borrowing Term," as defined in
Article I of the Loan Agreement, is hereby amended by including therein the periods of time during which Lender is committed to make Advances under the Loan Agreement, as amended by the Thirteenth Amendment, with respect to the properties described in this Paragraph 1.3, which commitment shall terminate
(a) as to the Winnick Building Addition, on October 31, 1996; (b) as to the Ida Building Addition, on October 31, 1996; and (c) as to the Towers Lobby Expansion, on October 31, 1996.

                          1.4     The introductory subparagraph of Paragraph
3.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                          "3.1(a) As security for Borrower's payment and Performance of all Obligations owed to Lender under the Documents (including, without limitation, the 2.5 MM Note, the Suites Phase II Note, the Ida Building One Note, the Ida Building Two Note, the Aloha Bay Phase I Note (subject to the limitations set forth in the Aloha Bay Phase I Mortgage with respect to Aloha Bay Phase I), the Aloha Bay Phase II Note (subject to the limitations set forth in



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         the Aloha Bay Phase II Mortgage with respect to Aloha Bay Phase II), the Winnick Building Addition Note, the Ida Building Addition Note, and the Towers Note, Borrower hereby grants, transfers and assigns to Lender a Security Interest in and to all of Borrower's right, title and interest in and to all of the following:"

                          1.5     The introductory subparagraph of Paragraph
3.1(b) of the Loan Agreement (which was added to the Loan Agreement pursuant to the Fourth Amendment) is hereby amended and restated in its entirety to read as follows:

                          "(b)    As further security for Borrower's payment
         and Performance of all Obligations owed to Lender under the Documents (including, without limitation, the 2.5 MM Note, the Suites Phase II Note, the Ida Building One Note, the Ida Building Two Note, the Aloha Bay Phase I Note (subject to the limitations set forth in the Aloha Bay Phase I Mortgage with respect to Aloha Bay Phase I), the Aloha Bay Phase II Note (subject to the limitations set forth in the Aloha Bay Phase II Mortgage with respect to Aloha Bay Phase II), the Winnick Building Addition Note, the Ida Building Addition Note, and the Towers Note, Borrower hereby grants, transfers and assigns to Lender a Security Interest in and to all of Borrower's right, title and interest in and to all of the following:"

                          1.6     Paragraph 7.2 of the Loan Agreement is hereby
amended by adding the phrase "(exclusive of the aggregate outstanding principal balance of the 2.5 MM Note, the Suites Phase II Note, the Ida Building One Note, the Ida Building Two Note, the Aloha Bay Phase I Note, the Aloha Bay Phase II Note, the Winnick Addition Note, the Ida Building Addition Note, and the Towers Note)" immediately following the word "Loan" at both places where the term "Loan" appears in the first sentence thereof.

                          1.7     Paragraph 9.1(a) of the Loan Agreement is
hereby amended and restated in its entirety to read as follows:

                          "(a)    Lender fails to receive from Borrower when
         due and payable (i) any amount that Borrower is obligated to pay on the Note, (ii) any amount that Borrower is obligated to pay on the 2.5 MM Note, (iii) any amount that Borrower is obligated to pay on the Suites Phase II Note, (iv) any amount that Borrower is obligated to pay on the Ida Building One Note, (v) any amount that Borrower is obligated to pay on the Ida Building Two Note, (vi) any amount that Borrower is obligated to pay on the Aloha Bay Phase I Note, (vii) any amount that Borrower is obligated to pay on the Aloha Bay Phase II Note, (viii) any amount that Borrower is obligated to pay on the Winnick Building Addition Note, (ix) any amount that Borrower is obligated to pay on the Ida Building Addition Note, (x) any amount that Borrower is obligated to pay on the Towers Note, or (xi) any other payment due under the Documents; and such failure shall continue for five (5) days after notice thereof to Borrower, except for the payment of the final installment due under each of the Note, the 2.5 MM Note, the Suites Phase II Note, the Ida Building One Note, the Ida Building Two Note, the Aloha Bay Phase I Note, the Aloha Bay Phase II Note, the Winnick Building Addition Note, the Ida Building Addition Note, or the Towers Note, for which





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         no grace period is allowed;"

                 2. WINNICK BUILDING ADDITION ACQUISITION ADVANCE. As an Advance against the Maximum Loan Amount and the Mortgage Loan Facility, Lender shall make a loan (the "Winnick Building Addition Acquisition Advance") to Borrower in an amount equal to the lesser of (a) $1,350,000, or (b) 90% of the bona fide costs and expenses incurred or to be incurred by Borrower in acquiring the Winnick Building Addition, as established by evidence satisfactory to Lender (exclusive of any overhead of or profits to Borrower or any of the Control Group). The following terms and conditions shall apply to the Winnick Building Addition Acquisition Advance:

                          2.1     At such time as all conditions with respect
to the Winnick Building Addition Acquisition Advance in this Thirteenth Amendment have been satisfied in Lender's discretion, Lender shall disburse the Winnick Building Addition Acquisition Advance to Borrower in a single Advance on a date mutually agreeable to the parties hereto; provided , however, that Lender shall have no obligation to disburse any portion of the Winnick Building Addition Acquisition Advance after January 21, 1996.

                          2.2     Borrower shall use the proceeds of the
Winnick Building Addition Acquisition Advance to pay for a portion of Borrower's costs in purchasing the Winnick Building Addition.

                          2.3     Borrower shall pay to Lender the Mortgage
Loan Commitment Fee applicable to the Winnick Building Addition Acquisition Advance simultaneously with such Advance.

                 3. WINNICK BUILDING ADDITION RENOVATION ADVANCES. As an Advance against the Maximum Loan Amount and the Mortgage Loan Facility, Lender shall make a loan (the "Winnick Building Addition Renovation Advances") to Borrower, in a total amount not to exceed the lesser of (a) $750,000 or (b) 90% of the total bona fide out-of-pocket costs and expenses incurred by Borrower through the date of such Advance in renovating the Winnick Building Addition, as established by evidence satisfactory to Lender (exclusive of any overhead of or profits to Borrower or any of the Control Group (for the purposes of the foregoing, the term "overhead" shall not be deemed to include reasonable and customary salaries paid to employees of Borrower performing renovations with respect to the Winnick Building Addition)). Borrower shall use the proceeds of any Winnick Building Addition Renovation Advances to reimburse Borrower for Borrower's costs incurred in renovating and refurbishing the Winnick Building Addition. Lender shall have no obligation to fund any Winnick Building Addition Renovation Advances until such time as all conditions with respect thereto in this Thirteenth Amendment have been satisfied in Lender's discretion, and Lender shall have no obligation to make any further Winnick Building Addition Renovation Advances after October 31, 1996.

                 4. IDA BUILDING ADDITION ACQUISITION ADVANCE. As an Advance against the Maximum Loan Amount and the Mortgage Loan Facility, Lender shall make a loan (the "Ida Building Addition Acquisition Advance") to Borrower in an amount equal to the lesser of (a) $825,000, or (b) 90% of the total bona fide out-of-pocket costs





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and expenses to Borrower in acquiring the Ida Building Addition, as established by evidence satisfactory to Lender (exclusive of any overhead of or profits to Borrower or any of the Control Group). The following terms and conditions shall apply to the Ida Building Addition Acquisition Advance:

                          4.1     At such time as all conditions with respect
to the Ida Building Addition Acquisition Advance in this Thirteenth Amendment have been satisfied in Lender's discretion, Lender shall disburse the Ida Building Addition Acquisition Advance to Borrower in a single advance on a date mutually agreeable to the parties hereto; provided, however, that Lender shall have no obligation to disburse any portion of the Ida Building Addition Acquisition Advance after December 21, 1995.

                          4.2     Borrower shall use the proceeds of the Ida
Building Addition Acquisition Advance to pay for a portion of its costs in purchasing the Ida Building Addition.

                          4.3     Borrower shall pay the Mortgage Loan
Commitment Fee applicable to the Ida Building Addition Acquisition Advance simultaneously with the making of such Advance.

                 5. IDA BUILDING ADDITION RENOVATION ADVANCES. As an Advance against the Maximum Loan Amount and the Mortgage Loan Facility, Lender shall make a loan (the "Ida Building Addition Renovation Advances") to Borrower in a total amount equal to the lesser of (a) $675,000, or (b) 90% of the total bona fide out-of-pocket costs and expenses incurred by Borrower through the date of such Advance in renovating the Ida Building Addition, as established by evidence satisfactory to Lender (exclusive of any overhead of or profits to Borrower or any of the Control Group (for the purposes of the foregoing, the term "overhead" shall not be deemed to include reasonable and customary salaries paid to employees of Borrower performing renovations with respect to the Ida Building Addition)). Borrower shall use the proceeds of any Ida Building Addition Renovation Advances to reimburse Borrower for Borrower's costs incurred in renovating and refurbishing the Ida Building Addition.
Lender shall have no obligation to fund any Ida Building Addition Renovation Advances until such time as all conditions with respect thereto in this Thirteenth Amendment have been satisfied in Lender's discretion, and Lender shall have no obligation to make any further Ida Building Addition Renovation Advances after October 31, 1996.

                 6. TOWERS ADVANCES. As an Advance against the Maximum Loan Amount and the Mortgage Loan Facility, Lender shall make a loan (the "Towers Advances") to Borrower in a total amount not to exceed the lesser of:
(a) $700,000, or (b) 90% of the bona fide out-of- pocket costs and expenses incurred by Borrower through the date of such Advance in expanding, renovating and refurbishing the main lobby area within the Towers (the "Towers Lobby Expansion"), as established by evidence satisfactory to Lender (exclusive of any overhead of or profits to Borrower or any of the Control Group (for the purposes of the foregoing, the term "overhead" shall not be deemed to include reasonable and customary salaries paid to employees of Borrower performing renovations in connection with the Towers Lobby Expansion)). Borrower shall use the proceeds of any Towers Advances to reimburse Borrower for Borrower's costs incurred in performing the Towers Lobby Expansion. Lender shall





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have no obligation to fund any Towers Advances until such time as all conditions with respect thereto in this Thirteenth Amendment have been satisfied in Lender's discretion, and Lender shall have no obligation to make any further Towers Advances after October 31, 1996.

                 7.       WINNICK BUILDING ADDITION NOTE.

                          7.1     The Winnick Building Addition Acquisition
Advance and Winnick Building Addition Renovation Advances made with respect to the Winnick Building Addition shall be evidenced by a single Promissory Note (the "Winnick Building Addition Note") of Borrower, in a form acceptable to Lender, executed and delivered to Lender simultaneously with Borrower's request for the Winnick Building Addition Acquisition Advance, in the amount of up to $2,100,000, payable to Lender upon the terms and conditions contained herein and therein. Lender and Borrower hereby agree that, notwithstanding any provision to the contrary in the Loan Agreement, the terms and conditions of the Winnick Building Addition Note and this Paragraph 7 shall apply with respect to repayment of the Winnick Building Addition Note. To the extent that Borrower's indebtedness to Lender arising from the Winnick Building Addition
Note is evidenced by both the Note (as distinguished from the Winnick Building Addition Note) and the Winnick Building Addition Note, receipts by Lender in payment or satisfaction of such indebtedness (including receipt by Lender of Winnick Building Addition Release Fees as provided in Paragraph 11.1 hereof) shall be credited against sums due under both the Note and the Winnick Building Addition Note and/or any judgment entered thereon.

                          7.2     Notwithstanding the provisions of Paragraph
7.3.1 of the Loan Agreement, Borrower shall have the right to prepay the Winnick Building Addition Note only in the event and upon the condition that Borrower (a) pays all sums due and payable to Lender in connection with the Winnick Building Addition Note, (b) has given Lender at least thirty (30) days prior written notice of the prepayment, and (c) pays to Lender at the time of prepayment a prepayment premium equal to one percent (1%) of the then unpaid principal balance of the Winnick Building Addition Note, together with any unpaid portion of the Winnick Building Addition Incentive Fee as described in Paragraph 11.4.1 below. Except as provided in the foregoing, Borrower shall have no right to prepay the Winnick Building Addition Note, other than through the application of Winnick Building Addition Release Fees against the principal balance thereof, as provided in Paragraph 7.3 hereof.

                          7.3     The principal balance of the Winnick Building
Addition Note shall be repaid as follows: At such time as Borrower conveys a Unit in the Winnick Building Addition to a Purchaser, Borrower shall make a principal reduction payment to Lender under the Winnick Building Addition Note in an amount equal to the Winnick Building Addition Release Fee. Notwithstanding anything herein to the contrary, if not sooner paid, the entire remaining balance of the Winnick Building Addition Note, together with all accrued and unpaid interest and all other sums due and owing thereon, shall be due and payable in full on the date which occurs twenty-four (24) months following the date that Lender makes the last Winnick Building Renovation Advance (or in the event there is no such day in the 24th month, on the last day of such month). Winnick Building Addition Release Fees paid to Lender in connection with the release of Units from the Security Interests shall be applied toward the next principal

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installment to become due under the Winnick Building Addition Note.

                 8.       IDA BUILDING ADDITION NOTE.

                          8.1     The Ida Building Addition Acquisition Advance
and Ida Building Addition Renovation Advances made with respect to Ida Building Addition shall be evidenced by a single Promissory Note (the "Ida Building Addition Note") of Borrower, in a form acceptable to Lender, executed and delivered to Lender simultaneously with Borrower's request for the Ida Building Addition Acquisition Advance, in the amount of up to $1,500,000, payable to Lender upon the terms and conditions contained herein and therein. Lender and Borrower hereby agree that, notwithstanding any provision to the contrary in the Loan Agreement, the terms and conditions of the Ida Building Addition Note and this Paragraph 8 shall apply with respect to repayment of the Ida Building Addition Note. To the extent that Borrower's indebtedness to Lender arising from the Ida Building Addition Note is evidenced by both the Note (as distinguished from the Ida Building Addition Note) and the Ida Building Addition Note, receipts by Lender in payment or satisfaction of such indebtedness (including receipt by Lender of Ida Building Addition Release Fees as provided in Paragraph 11.2 hereof) shall be credited against sums due under both the Note and the Ida Building Addition Note and/or any judgment entered thereon.

                          8.2     Notwithstanding the provisions of Paragraph
7.3.1 of the Loan Agreement, Borrower shall have the right to prepay the Ida Building Addition Note only in the event and upon the condition that Borrower
(a) pays all sums due and payable to Lender in connection with the Ida Building Addition Note, (b) has given Lender at least thirty (30) days prior written notice of the prepayment, and (c) pays to Lender at the time of prepayment a prepayment premium equal to one percent (1%) of the then unpaid principal balance of the Ida Building Addition Note, together with any unpaid portion of the Ida Building Addition Incentive Fee as described in Paragraph 11.4.2 below. Except as provided in the foregoing, Borrower shall have no right to prepay the Ida Building Addition Note, other than through the application of Ida Building Addition Release Fees against the principal balance thereof, as provided in Paragraph 8.3 hereof.

                          8.3     The principal balance of the Ida Building
Addition Note shall be repaid as follows: At such time as Borrower conveys a Unit in the Ida Building Addition to a Purchaser, Borrower shall make a principal reduction payment to Lender under the Ida Building Addition Note in an amount equal to the Ida Building Addition Release Fee. Notwithstanding anything herein to the contrary, if not sooner paid, the entire remaining balance of the Ida Building Addition Note, together with all accrued and unpaid interest and all other sums due and owing thereon, shall be due and payable in full on ) the date which occurs twenty-four (24) months following the date that Lender makes the last Ida Building Addition Renovation Advance (or in the event there is no such day in the 24th month, on the last day of such month). Ida Building Addition Release Fees paid to Lender in connection with the release of Units from the Security Interests shall be applied toward the next principal installment to become due under the Ida Building Addition Note.

                 9.       TOWERS NOTE.

                          9.1     The Towers Advances made with respect to the
Towers Lobby Expansion shall be evidenced by a single promissory note (the "Towers Note") of Borrower, in a form acceptable to Lender, executed and delivered to Lender simultaneously with the execution of this Thirteenth Amendment, in the amount of up to $700,000, payable to Lender upon the terms and conditions contained herein and therein. Lender and Borrower hereby agree that, notwithstanding any provision to the contrary in the Loan Agreement, the terms and conditions of the Towers Note and this Paragraph 9 shall apply with respect to repayment of the Towers Note. To the extent that Borrower's indebtedness to Lender arising from the Towers Note is evidenced by both the Note (as distinguished from the Towers Note) and the Towers Note, receipts by Lender in payment or satisfaction of such indebtedness (including receipt by Lender of Towers Note Principal Reduction Fees as provided in Paragraph 9.3 hereof) shall be credited against sums due under both the Note and the Towers Note and/or any judgment entered thereon.

                          9.2     Notwithstanding the provisions of Paragraph
7.3.1 of the Loan Agreement, Borrower shall have the right to prepay the Towers Note only in the event and upon the condition that Borrower (a) pays all sums due and payable to Lender in connection with the Towers Note, (b) has provided Lender with at least thirty (30) days prior written notice of the prepayment, and (c) pays to Lender at the time of prepayment a prepayment premium equal to one percent (1%) of the then unpaid principal balance of the Towers Note. Except as provided in the foregoing, Borrower shall have no right to prepay the Towers Note, other than through the application of Towers Note Principal Reduction Fees against the principal balance thereof, as provided in Paragraph
9.3 hereof.

                          9.3     The principal balance of the Towers Note
shall be repaid as follows: At such time as Borrower conveys a Unit in Suites Phase II, Ida Building One, Ida Building Two, the Winnick Building Addition, or the Ida Building Addition, to a Purchaser at any time after (a) thirty (30) days after the last Towers Advance is made to Borrower, or (b) November 30, 1996, whichever occurs first, Borrower shall make a principal reduction payment to Lender under the Towers Note in an amount equal to $200 (the "Towers Note Principal Reduction Fee"). The Towers Note Principal Reduction Fee shall be paid to Lender simultaneously with the payment of the Suites Phase II Release Fee, Ida Building One Release Fee, Ida Building Two Release Fee, Winnick Building Addition Release Fee or the Ida Building Addition Release Fee, as the case may be, until the Towers Note is paid in full, whereupon the Towers Note Principal Reduction Fee shall no longer be required to be paid in connection with the foregoing described release fees. Simultaneously with the execution of this Thirteenth Amendment, Borrower shall execute and deliver to Lender appropriate modifications to the Ida Building One Deed of Trust (the "Second Modification of Deed of Trust [Ida Building One]") and the Ida Building Two Deed of Trust (the "First Modification of Deed of Trust [Ida Building Two]") which shall incorporate the provisions of this Paragraph 9.3 relating to the payment of the Towers Note Principal Reduction Fee together with the release fees payable by Borrower under such deeds of trust as prerequisites to the release of Units in Ida Building One and Ida Building Two, respectively. Notwithstanding anything herein to the contrary, if not sooner paid, the entire remaining balance of the Towers Note, together with all accrued and unpaid interest and all other sums due and owing therein, shall be due and payable in full on the earlier of (a) the date which occurs twenty-five (25) months following the date that

Lender makes the last Towers Advance (or in the event there is no such day in the 25th month, on the last day of such month), or (b) November 30, 1998. Towers Note Principal Reduction Fees paid to Lender in connection with the release of Units from the Security Interests shall be applied toward the next principal installment to become due under the Towers Note.

                 10. SECURITY. As provided in Paragraphs 3.1(a) and (b) of the Loan Agreement, the payment and Performance of the Winnick Building Addition Note, the Ida Building Addition Note and the Towers Note shall be secured by the Security Interests granted to Lender pursuant to the Loan Agreement, as amended. Furthermore, pursuant to a separate Deed of Trust, Assignment of Rents and Proceeds and Security Agreement with respect to the Winnick Building Addition, in a form acceptable to Lender (referred to herein as the "Winnick Building Addition Deed of Trust"), and a separate Deed of Trust, Assignment of Rents and Proceeds and Security Agreement with respect to Ida Building Addition (the "Ida Building Addition Deed of Trust"), the payment and Performance of the Winnick Building Addition Note and Ida Building Addition Note, respectively, and all other obligations owed to Lender under the Documents shall be secured by a first priority lien on and security interest in the Winnick Building Addition and Ida Building Addition; all buildings and other improvements now or hereafter erected thereon; all fixtures, equipment and other personal property now or hereafter located on or attached or affixed in any manner to the Winnick Building Addition and Ida Building Addition; all leases, income, rents, royalties, revenues, issues, profits or proceeds from Winnick Building Addition and Ida Building Addition; and other items of collateral in connection therewith, all as more fully set forth in the Winnick Building Addition Deed of Trust and Ida Building Addition Deed of Trust.

                 11.      RELEASES.

                          11.1    Lender hereby agrees that it will release
from the effect of the Security Interests granted herein and in the Winnick Building Addition Deed of Trust, and from the effect of any UCC Financing Statement, Units in the Winnick Building Addition which are sold by Borrower upon (a) the payment to Lender of a release fee (the "Winnick Building Addition Release Fee") equal to $2,500 per Unit, (b) the payment of an Incentive Fee (as provided in Paragraph 11.4.1 below) in the amount of $20 per Unit until such time as Borrower has repaid the Winnick Building Addition Note in full, and thereafter in the amount of $2,500 per Unit until such time as Borrower has paid to Lender a total Incentive Fee as to Winnick Building Addition of $22,440, all as provided in Paragraph 11.4.1 below, (c) if applicable, the payment to Lender of the Towers Note Principal Reduction Fee in the amount of $200.00, and (d) the satisfaction of the Release Conditions (as defined in Paragraph 11.3 below). Payments of interest due under the Winnick Building Addition Note shall not be credited against any Winnick Building Addition Release Fees.

                          11.2    Lender hereby agrees that it will release
from the effect of the Security Interests granted herein and in the Ida Building Addition Deed of Trust, and from the effect of any UCC Financing Statement, Units in the Ida Building Addition which are sold by Borrower upon
(a) the payment to Lender of a release fee (the "Ida Building Addition Release Fee") equal to $1,650 per Unit, (b) the payment of an Incentive Fee (as provided in Paragraph 11.4.2 below) in the amount of $20 per Unit until such time as Borrower has repaid the Ida Building Addition Note in full, and thereafter in the amount of $1,650 per Unit until such time as Borrower has paid to Lender a total Incentive Fee as to Ida Building Addition of $24,480, all as provided in Paragraph 11.4.2 hereof, (c) if applicable, the payment to Lender of the Towers Note Principal Reduction Fee in the amount of $200.00, and
(d) the satisfaction of the Release Conditions. Payments of interest due under the Ida Building Addition Note shall not be credited against any Ida Building Addition Release Fees.

                          11.3    The Release Conditions are as follows:

                          (i) No Event of Default shall have occurred or be continuing and no event shall then exist, which with notice, passage of time or both would constitute an Event of Default;

                          (ii) The Unit to be released must have been sold by Borrower in the ordinary course of Borrower's business in a bona fide arms-length transaction;

                          (iii) The Purchaser of the Unit shall not be affiliated with Borrower or with any of the Control Group;

                          (iv) Lender shall have received a written request for such release in which Borrower certifies as to compliance with items (i) through (iii) above, and further certifies that all other requirements for such release have been satisfied;

                          (v)     Borrower has paid all of Lender's
         out-of-pocket expenses incurred in connection with such release and has submitted to Lender all necessary documents for the same.

For the purposes hereof, a person or entity shall be deemed affiliated with Borrower or the Control Group if it is a shareholder, officer, director, agent, employee, salesman, broker or creditor of Borrower or the Control Group, or relative of Borrower or the Control Group or of any of the foregoing, or any other person or entity related to or affiliated with Borrower or the Control Group, including, without limitation, the Guarantor and any independent contractors. No partial release of a Unit shall impair or affect Lender's remaining Security Interests or any term or provision of the Loan Agreement.

                          11.4    As additional consideration to Lender,
Borrower shall pay to Lender an incentive fee (the "Incentive Fee") as follows:

                          11.4.1 Borrower shall pay to Lender an Incentive Fee equal to $22,440 with respect to the Units sold in the Winnick Building Addition or released from the Winnick Building Addition Deed of Trust. The Incentive Fee as to the Winnick Building Addition shall be paid in installments of $20 per Unit sold or released in Winnick Building Addition until such time as the Borrower has repaid the Winnick Building Addition Note in full. Thereafter, the Incentive Fee shall be paid in installments of $2,500 per Unit sold or released in the Winnick Building Addition until the entire Incentive Fee as to Winnick Building

         Addition is paid in full. Payments of the Incentive Fee, in installments of $20 per Unit, shall be made together with Winnick Building Addition Release Fees described in Paragraph 11.1 above, until the Winnick Building Addition Note is repaid in full; thereafter, payments of the Incentive Fee as to the Winnick Building Addition, in installments of $2,500 per Unit, shall be made at the earlier of the conveyance to a Purchaser of each sold Unit in the Winnick Building Addition or the release of such Unit from the Winnick Building Addition Deed of Trust. The Incentive Fee described herein shall be in addition to the principal and interest payments due under the Winnick Building Addition Note. The Incentive Fee may be prepaid in whole or in part at any time. The Incentive Fee payable pursuant to this subparagraph is the same Incentive Fee payable under Paragraph
         6.1 of the Winnick Building Addition Deed of Trust.

                          11.4.2 Borrower shall pay to Lender an Incentive Fee equal to $24,480 with respect to the Units sold in the Ida Building Addition or released from the Ida Building Addition Deed of Trust.
         The Incentive Fee as to the Ida Building Addition shall be paid in installments of $20 per Unit sold or released in the Ida Building Addition until such time as the Ida Building Addition Note is paid in full. Thereafter, the Incentive Fee shall be paid in installments of $1,650 per Unit sold or released in the Ida Building Addition until the entire Incentive Fee as to the Ida Building Addition is paid in full. Payments of the Incentive Fee, in installments of $20 per Unit, shall be made together with Ida Building Addition Release Fees described in Paragraph 11.2 above, until the Ida Building Addition
         Note is repaid in full; thereafter, payments of the Incentive Fee as to the Ida Building Addition, in installments of $1,650 per Unit, shall be made at the earlier of the conveyance to a Purchaser of each sold Unit in the Ida Building Addition or the release of such Unit from the Ida Building Addition Deed of Trust. The Incentive Fee described herein shall be in addition to the principal and interest payments due under the Ida Building Addition Note. The Incentive Fee may be prepaid in whole or in part at any time. The Incentive Fee payable pursuant to this subparagraph is the same Incentive Fee payable under Paragraph 6.1 of the Ida Building Addition Deed of Trust.

                          11.5    Upon the release of a Unit from the Winnick
Building Addition Deed of Trust or the Ida Building Addition Deed of Trust, as the case may be, such release shall also constitute a release from the lien of the Winnick Building Addition One Deed of Trust or the Ida Building Addition Deed of Trust, respectively, and from the lien of Lender's Security Interest, of any Purchaser Notes or Purchaser Mortgages subsequently arising from the sale of such Unit; provided, however, that notwithstanding the foregoing, such Purchaser Notes and Purchaser Mortgages shall continue to be subject to Lender's Security Interest to the extent that such Purchaser Notes or Purchaser Mortgages constitute Receivables Collateral.

                          11.6    At such time as the principal, interest and
all other sums payable under the Winnick Building Addition Note have been paid in full, together with the entire Incentive Fee as to the Winnick Building Addition, Lender shall, upon the request of Borrower, release and terminate the Winnick Building Addition Deed of Trust and the accompanying UCC Financing Statement and any related security interests, provided that there does not then exist an Event of Default or any act or event which with notice, the passage of time or both would constitute an Event of Default.

All instruments effecting such release and termination shall be prepared by Borrower and submitted to Lender unless Lender otherwise specifies in its sole discretion. Such instruments shall be in a form and substance reasonably satisfactory to Lender.

                          11.7    At such time as the principal, interest and
all other sums payable under the Ida Building Addition Note have been paid in full, together with the entire Incentive Fee as to the Ida Building Addition, Lender shall, upon the request of Borrower, release and terminate the Ida Building Addition Deed of Trust and the accompanying UCC Financing Statement and any related security interests, provided that there does not then exist an Event of Default or any act or event which with notice, the passage of time or both would constitute an Event of Default. All instruments effecting such release and termination shall be prepared by Borrower and submitted to Lender unless Lender otherwise specifies in its sole discretion. Such instruments shall be in a form and substance reasonably satisfactory to Lender.

                 12.      CONDITIONS PRECEDENT.

                          12.1    Lender's obligation to make any of the
Advances described in this Thirteenth Amendment is subject to the following conditions precedent, all of which must be satisfied at or prior to the funding of the first of any of such Advances:

                          (a)     Borrower shall have delivered to Lender the
following executed documents, all in form satisfactory to Lender:


                                  (i)      This Thirteenth Amendment;

                                  (ii)     An opinion from Borrower's counsel,
                 which counsel must be acceptable to Lender, with respect to such matters as Lender shall require;

                                  (iii)    From the Guarantor of the Loan, a
                 "Consent of Guarantor," in a form acceptable to Lender;

                                  (iv)     A corporate resolution of Borrower;

                                  (v)      A corporate resolution of Guarantor;

                                  (vi)     The Second Modification to Deed of
                 Trust [Ida Building One];

                                  (vii)    The First Modification to Deed of
                 Trust [Ida Building Two];

                                  (viii)   Such other documents or instruments
                 required by Lender to fully perfect the liens and security interests of Lender described or contemplated herein;

                                  (ix)     Such other items as Lender may
                 require.

                          (b) Borrower shall have obtained and delivered to Lender, at Borrower's expense, a date-down endorsement to the existing ALTA extended coverage mortgagee's title insurance policy issued in favor of Lender by Lawyers' Title Insurance Company with respect to the Ida Building One Deed of Trust, and issued in favor of Lender by Chicago Title Insurance Company with respect to the Ida Building Two Deed of Trust, respectively insuring that the Ida Building One Deed of Trust continues to be a first and prior lien on the Ida Building One, subject only to such additional title exceptions as may be approved by Lender, notwithstanding the effect of the recordation of the Second Modification to Deed of Trust [Ida Building One], and that the Ida Building Two Deed of Trust continues to be a first and prior lien on the Ida Building Two, subject only to such additional title exceptions as may be approved by Lender, notwithstanding the effect of the recordation of the First Modification of Deed of Trust [Ida Building Two].

                          (c) Lender shall have reviewed and approved credit references of Borrower.

                          (d) Lender shall have determined that the operations of Borrower do not violate in any material respect any applicable laws, ordinances, rules and regulations of governmental authorities or agencies.

                          (e) Unless waived in writing by Lender, Lender shall have reviewed and approved a current UCC, tax lien, judgment and litigation search on Borrower. The foregoing condition shall be deemed to have been waived upon Lender's execution of this Thirteenth Amendment.

                          (f) Borrower shall have paid all closing costs, title company charges, recording fees and taxes, appraisal fees and expenses, survey fees, travel expenses, architect/engineer inspection fees and expenses, fees and expenses of Lender's counsel, and all other costs and expenses incurred by Lender in connection with the preparation, closing and disbursement of the Advances made pursuant to this Thirteenth Amendment.

                          (g) Borrower shall have delivered to Lender a fully-executed copy of the purchase agreements, and all amendments thereto, in connection with Borrower's acquisition of the Winnick Building Addition and Ida Building Addition.

                          (h) Lender shall have reviewed and approved Borrower's budget for renovation and refurbishment of the Winnick Building Addition and Ida Building Addition, and Borrower's budget with respect to the Towers Lobby Expansion.

                          (i) Borrower shall have delivered to Lender, and Lender shall have approved and be satisfied with, evidence of Borrower's equity interest in each of the Winnick Building Addition and Ida Building Addition.

                          12.2    Lender's obligation to make the Winnick
Building Addition Acquisition Advance or any Winnick Building Addition Renovation Advances is subject to the following conditions precedent, all of which must be satisfied at or prior to the funding of the Winnick Building Addition Acquisition Advance:

                                  (a)      Borrower shall have satisfied all
         of the conditions precedent set forth in Paragraph 12.1 above;

                                  (b)      Borrower shall have delivered to
         Lender the following executed documents, all in form satisfactory to
         Lender:

                                        (i)     Winnick Building Addition Note;

                                        (ii)    Environmental Certificate with
                 Representations, Covenants and Warranties with respect to the Winnick Building Addition;

                                        (iii)   Winnick Building Addition Deed
                 of Trust;

                                        (iv)    UCC Financing Statements for
                 filing and/or recording with respect to the Winnick Building Addition;

                                        (v)     Such other documents or
                 instruments required by Lender to fully perfect the liens and security interests of Lender described or contemplated herein with respect to the Winnick Building Addition.

                                  (c)      Borrower shall have delivered to
         Lender a current Phase I Environmental Assessment for the Winnick Building Addition performed by an environmental consultant acceptable to Lender, indicating that the Winnick Building Addition does not contain and is not affected by existing or potential environmental contamination. If Lender is not satisfied with the results of the Phase I Environmental Assessment or if Lender becomes aware of any environmental issues impacting the Winnick Building Addition, Lender shall have the right to require a site audit and regulatory compliance evaluation of the Winnick Building Addition, which shall be prepared by an environmental engineer acceptable to Lender and retained at the cost of Borrower, and Lender's obligations hereunder shall be subject to Lender's approval of such audit and evaluation.

                                  (d)      Borrower shall have delivered to
         Lender a current ALTA survey of the Winnick Building Addition, certified to Lender by a licensed engineer or surveyor acceptable to Lender, showing, inter alia, the dimensions of the Winnick Building Addition, access thereto, streets and street lines, easements, location of all improvements and all other physical details thereof. In addition, Borrower shall have delivered to Lender a current title report with respect to the Winnick Building Addition from a title insurance company acceptable to Lender and Lender shall have approved the condition of title thereto as shown therein.

                                  (e)      Lender shall have inspected the
         Winnick Building Addition and shall be satisfied as to the condition thereof.

                                  (f)      Borrower shall have obtained and
         delivered to Lender, at Borrower's expense, an ALTA extended coverage mortgagee's title insurance policy or policies acceptable to Lender, with such endorsements as Lender may require, issued by a title insurance company satisfactory to Lender, which shall be in the amount of $2,122,440, and insuring that the Winnick Building Addition Deed of Trust is a first and prior lien on the Winnick Building Addition, subject only to title exceptions approved by Lender.

                                  (g)      Borrower shall have delivered to
         Lender evidence satisfactory to Lender that the Winnick Building Addition is not located within a special flood hazard area or evidence satisfactory to Lender that the Winnick Building Addition is insured, upon such terms and in such amounts as shall be satisfactory to Lender, against risks of physical damage caused by flooding.

                                  (h)      Borrower shall have obtained such
         public liability, casualty and other insurance policies covering the Winnick Building Addition as Lender may require, written by insurers in amounts and forms satisfactory to Lender.

                                  (i)      Borrower shall have paid the
         applicable Mortgage Loan Commitment Fee in the amount required to be paid (i) with respect to the Winnick Building Addition Acquisition Advance, at the time the Winnick Building Addition Acquisition Advance is made by Lender, and (ii) with respect to the Winnick Building Addition Renovation Advances, at the time each such Winnick Building Addition Renovation Advance is made by Lender pursuant hereto.

                          12.3    Lender's obligation to make the Ida Building
Addition Acquisition Advance or any Ida Building Addition Renovation Advances is subject to the following conditions precedent, all of which must be satisfied at or prior to the funding of the Ida Building Addition Acquisition
Advance:

                                  (a)      Borrower shall have satisfied all of
         the conditions precedent set forth in Paragraph 12.1 above.

                                  (b)      Borrower shall have delivered to
         Lender the following executed documents, all in form satisfactory to
         Lender:

                                        (i)     Ida Building Addition Note;

                                        (ii)    Environmental Certificate with
                 Representations, Covenants and Warranties with respect to the Ida Building Addition;

                                        (iii)   Ida Building Addition Deed of
                 Trust;

                                        (iv)    UCC Financing Statements for
                 filing and/or recording with respect to the Ida Building Addition;

                                        (v)     Such other documents or
                 instruments required by Lender to fully perfect the liens and security interests of Lender described or contemplated herein with respect to the Ida Building Addition.

                                  (c)      Borrower shall have delivered to
         Lender a current Phase I Environmental Assessment for the Ida Building Addition performed by an environmental consultant acceptable to Lender, indicating that the Ida Building Addition does not contain and is not affected by existing or potential environmental contamination. If Lender is not satisfied with the results of the Phase I Environmental Assessment or if Lender becomes aware of any environmental issues impacting the Ida Building Addition, Lender shall have the right to require a site audit of the Ida Building Addition, which shall be prepared by an environmental engineer acceptable to Lender and retained at the cost of Borrower, and Lender's obligations hereunder shall be subject to Lender's approval of such audit. In addition, Borrower shall have delivered to Lender a regulatory compliance evaluation of the Ida Building Addition acceptable to Lender; provided, however, that if Borrower has not delivered such regulatory compliance evaluation by the date Borrower requests the Ida Building Addition Acquisition Advance, then the delivery of such evaluation shall no longer be a condition precedent to the Ida Building Addition Acquisition Advance, but shall become a condition subsequent which must be satisfied within forty-five (45) days after the date of this Thirteenth Amendment.

                                  (d)      Borrower shall have delivered to
         Lender a current ALTA survey of the Ida Building Addition, certified to Lender by a licensed engineer or surveyor acceptable to Lender, showing, inter alia, the dimensions of the Ida Building Addition, access thereto, streets and street lines, easements, location of all improvements and all other physical details thereof. In addition, Borrower shall have delivered to Lender a current title report with respect to the Ida Building Addition from a title insurance company acceptable to Lender and Lender shall have approved the condition of title thereto as shown therein.

                                  (e)      Lender shall have inspected the Ida
         Building Addition and shall be satisfied as to the condition thereof.

                                  (f)      Borrower shall have obtained and
         delivered to Lender, at Borrower's expense, an ALTA extended coverage mortgagee's title insurance policy or policies acceptable to Lender, with such endorsements as Lender may require, issued by a title insurance company satisfactory to Lender, which shall be in the amount of $1,524,480, and insuring that the Ida Building Addition Deed of Trust is a first and prior lien on the Ida Building Addition, subject only to title exceptions approved by Lender.

                                  (g)      Borrower shall have delivered to
         Lender evidence satisfactory to Lender that the Ida Building Addition is not located within a special flood hazard area or evidence satisfactory to Lender that the Ida Building Addition is insured, upon such terms and in such amounts as shall be satisfactory to Lender, against risks of physical damage caused by flooding.

                                  (h)      Borrower shall have obtained such
         public liability, casualty and other insurance policies covering the Ida Building Addition as Lender may require, written by insurers in amounts and forms satisfactory to Lender.

                                  (i)      Borrower shall have paid the
         applicable Mortgage Loan Commitment Fee in the amount required to be paid (i) with respect to the Ida Building Addition Acquisition Advance, at the time the Ida Building Addition Acquisition Advance is made by Lender, and (ii) with respect to Ida Building Addition Renovation Advances, at the time each such Ida Building Addition Renovation Advance is made by Lender pursuant hereto.

                          12.4    Lender's obligation to make any Towers
Advances is subject to the following conditions precedent, all of which must be satisfied at or prior to the funding of the initial Towers Advance:

                                  (a)      Borrower shall have satisfied all of
the conditions precedent described in Paragraph 12.1 above.

                                  (b)      Borrower shall have executed and
delivered to Lender the Towers Note in a form acceptable to Lender.

                 13. RECEIVABLES ADVANCES. In addition to the conditions set forth for the effectiveness of this Thirteenth Amendment as set forth in Paragraph 12 above, Lender's obligation to make Advances of the Loan, from time to time, against Instruments or Contracts arising from the sale of Units in the Winnick Building Addition or the Ida Building Addition is subject to and conditioned upon such Instruments or Contracts qualifying as Eligible Receivables and is furthermore subject to and conditioned upon the satisfaction of all other conditions precedent to the making of the Advance, as set forth in the Loan Agreement. In connection therewith, but without limiting the generality of the foregoing, Lender's obligation to make Advances of the Loan against Instruments or Contracts arising from the sale of Units in the Winnick Building Addition and the Ida Building Addition is subject to Lender's receipt and approval of copies of the registrations/consents to sell/public offering statements/prospectuses and/or approvals thereof required to be issued by or used in all jurisdictions in which such Units will be offered for sale.

                 14. COMMISSIONS. Lender shall not be obligated to pay any loan commission and/or brokerage fee in connection with the Advances of the Loan made pursuant to this Thirteenth Amendment. Borrower shall pay any and all such commissions and fees, if any, and hereby agrees to indemnify, defend and hold harmless Lender from any claim for any such commissions or fees. Lender represents and warrants to Borrower that Lender has no knowledge of broker involvement in the transactions contemplated by this Thirteenth Amendment.

                 15. INDEBTEDNESS ACKNOWLEDGED. Borrower acknowledges that the indebtedness evidenced by the Documents is just and owing and agrees to pay the indebtedness in accordance with the terms of the Documents. Borrower further acknowledges and represents that no event has occurred and no condition presently exists that would constitute a default or event of default by Lender under the Loan

Agreement or any of the other Documents, with or without notice or lapse of time.

                 16. VALIDITY OF DOCUMENTS. Borrower hereby ratifies, reaffirms, acknowledges and agrees that the Loan Agreement and the other Documents represent valid, enforceable and collectable obligations of Borrower, and that Borrower presently has no existing claims, defenses (personal or otherwise) or rights of setoff whatsoever with respect to the Obligations of Borrower under the Loan Agreement or any of the other Documents. Borrower furthermore agrees that it has no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender or GREFCO.

                 17. REAFFIRMATION OF WARRANTIES. Except to the extent, if any, that the information in Exhibit 8.3(a) to the Loan Agreement has been supplemented by Exhibit "D" attached hereto, Borrower hereby reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower as set forth in each of the Documents with the same force and effect as if each were separately stated herein and made as of the date hereof.

                 18. RATIFICATION OF TERMS AND CONDITIONS. All terms, conditions and provisions of the Loan Agreement, including the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment, Ninth Amendment, Tenth Amendment, Eleventh Amendment and Twelfth Amendment and of each of the other Documents shall continue in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. In the event of any conflict between the terms and conditions of this Thirteenth Amendment and any of the other Documents, the provisions of this Thirteenth Amendment shall control.

                 19. OTHER WRITINGS. Lender and Borrower will execute such other writings as may be necessary to confirm or carry out the intentions of Lender and Borrower evidenced by this Thirteenth Amendment.

                 20. EFFECTIVENESS OF AMENDMENT. This Thirteenth Amendment shall not be effective until the same is executed and accepted by Lender in the State of Arizona.

                 IN WITNESS WHEREOF, this instrument is executed as of the day and year first above written.

PREFERRED EQUITIES CORPORATION,             FINOVA CAPITAL CORPORATION, a
a Nevada corporation                        Delaware corporation




By:__________________________               By:________________________________
Donald R. Middleton, Vice President         Title:_____________________________

STATE OF ARIZONA              )
                              ) ss
County of Maricopa            )

                 BEFORE ME, the undersigned authority, a Notary Public in and for the County and State aforesaid, on this day personally appeared DONALD R. MIDDLETON, known to me to be the Vice President of PREFERRED EQUITIES CORPORATION, a Nevada corporation, who acknowledged to me that the same was the free act and deed of such corporation and that he, being authorized by proper authority to do so, executed the same on behalf of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

 GIVEN UNDER MY HAND AND SEAL OF OFFICE this ______ day of ______________, 1995.

                                 _________
                                                Notary Public

My commission expires:
______________________________


STATE OF ARIZONA              )
                              ) ss
County of Maricopa            )

                 BEFORE ME, the undersigned authority, a Notary Public in and for the County and State aforesaid, on this day personally appeared _____________________________________________________________, known to me to be the _____________________________ of FINOVA CAPITAL CORPORATION, a Delaware corporation, who acknowledged to me that the same was the free act and deed of such corporation and that s/he, being authorized by proper authority to do so, executed the same on behalf of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

 GIVEN UNDER MY HAND AND SEAL OF OFFICE this ______ day of ______________, 1995.

                                   _________
                                                      Notary Public
My commission expires:
______________________

     [TOWERS LOBBY]
                                PROMISSORY NOTE

U.S. $700,000.00                                               December 13, 1995
                                                                Phoenix, Arizona


                 FOR VALUE RECEIVED, the undersigned PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Maker"), promises to pay to FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), or order, at such place as the holder of this Note ("Holder") may from time to time designate in writing, in lawful money of the United States of America, the principal sum of up to SEVEN HUNDRED THOUSAND AND NO/100 DOLLARS (U.S. $700,000.00), or so much thereof as has been disbursed and not repaid, together with interest on the unpaid principal balance from time to time outstanding from the date hereof until paid, as more fully provided for below.

                 Interest due under this Note shall (a) accrue daily on the basis of the actual number of days in the computation period, (b) be calculated on the basis of a year consisting of 360 days, and (c) be payable monthly in arrears on the later of (i) ten (10) days after Lender mails an invoice or statement therefor to Maker or (ii) the due date set forth in said invoice or statement. Interest shall accrue initially at an annual interest rate ("Initial Interest Rate") equal to Prime (as hereinafter defined) in effect on the date of the initial advance of the loan evidenced by this Note ("Initial Prime") plus 2-1/4% per annum, subject to adjustment on each Interest Rate Change Date (as hereinafter defined), but in no event to exceed the maximum contract rate permitted under the Applicable Usury Law (as hereinafter defined). The interest rate shall change on each Interest Rate Change Date by adding to or subtracting from the Initial Interest Rate, as the case may be, the change, if any, between Initial Prime and Prime in effect on the applicable Interest Rate Change Date. As used in this Note, the following capitalized terms have the meaning set forth opposite them below:

                          "Prime" shall mean the rate of interest publicly announced, from time to time, by Citibank, N.A., New York, New York ("Citibank"), as the corporate base rate of interest charged by Citibank to its most creditworthy commercial borrowers notwithstanding the fact that some borrowers of Citibank may borrow from Citibank at rates of less than such announced Prime rate; and

                          "Interest Rate Change Date" means (a) the first business day of Citibank, N.A., in New York, New York, during the calendar month following the date of the initial advance of the loan evidenced by this Note and (b) the first business day of Citibank, N.A., during each successive month thereafter.

                 The principal sum of this Note shall be repaid in the manner set forth in the Loan Agreement (as defined below), the applicable provisions of which are incorporated herein by reference as if fully set forth herein.

________________ Payments of principal and/or interest shall, at the option of Holder, earn interest after they are due at a rate ("Overdue Rate") equal to
(a) 2% per annum above the rate otherwise payable hereunder or (b) the maximum contract rate permitted under the Applicable Usury Law, whichever of (a) or (b) is lesser. Furthermore, in the event of the occurrence of an Event of Default (as the term "Event of Default" is defined in the Loan Agreement) the unpaid principal balance of this Note shall, at the option of Holder, accrue interest at the Overdue Rate.

                 This Note is executed pursuant to that certain Amendment No. 13 to Amended and Restated Loan and Security Agreement of even date herewith between Maker and Lender (such Amended and Restated Loan and Security Agreement, as amended, the "Loan Agreement"). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, the applicable provisions of which are incorporated herein by reference.

                 All payments made under this Note shall be applied first against amounts due hereunder or under the Loan Agreement, other than principal and interest; second, against interest then due under this Note; and third, against the principal of this Note.

                 In the event any installment of principal and/or interest required to be made in connection with the indebtedness evidenced hereby is not paid when due and, except in the case of the final installment, for which no grace period is allowed, such default continues for five days after notice thereof to Maker or an Event of Default occurs, Holder may, at its option, without notice or demand, declare immediately due and payable the entire unpaid principal balance hereof, all accrued and unpaid interest thereon, and all other charges owing in connection with the loan evidenced hereby.

                 The contracted for rate of interest of the loan contemplated hereby, without limitation, shall consist of the following: (i) the interest rate, calculated and applied to the principal balance of this Note in accordance with the provisions of this Note; (ii) Overdue Rate, calculated and applied to the amounts due under this Note in accordance with the provisions hereof; (iii) Mortgage Loan Commitment Fee as to the Towers Advances; and (iv) all Additional Sums (as hereinafter defined), if any. Maker agrees to pay an effective contracted for rate of interest which is the sum of the above referenced elements.

                 All fees, charges, goods, things in action or any other sums or things of value (other than amounts described in the immediately previous paragraph), paid or payable by Maker (collectively, the "Additional Sums"), whether pursuant to this Note, the Loan Agreement, the other Documents or any other documents or instruments in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that under any applicable law may be deemed to be interest with respect to this lending transaction, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Maker as, and shall be deemed to be, additional interest, and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the Additional Sums.

                 This Note is not prepayable in whole or in part, except as specifically provided in the Loan Agreement.

                 In the event that Holder institutes legal proceedings to enforce this Note and Holder is the prevailing party in such proceeding, Maker agrees to pay Holder, in addition to any indebtedness due and unpaid, all costs and expenses of such proceedings, including, without limitation, attorneys' fees.

                 Holder shall not by any act or omission or commission be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by an authorized officer of Holder and then only to the extent specifically set forth therein; a waiver on one occasion shall not be construed as continuing or as a bar to or waiver of such right or remedy on any other occasion. All remedies conferred upon Holder by this Note or any other instrument or agreement connected herewith or related hereto shall be cumulative and none is exclusive and such remedies may be exercised concurrently or consecutively at Holder's option.

                 Every person or entity at any time liable for the payment of the indebtedness evidenced hereby waives: presentment for payment, protest and demand; notice of protest, demand, dishonor and nonpayment of this Note; and trial by jury in any litigation arising out of, relating to or connected with this Note or any instrument given as security herefor. Every such person or entity further consents that Holder may renew or extend the time of payment of any part or the whole of the indebtedness at any time and from time to time at the request of any other person or entity liable therefor. Any such renewals or extensions may be made without notice to any person or entity liable for the payment of the indebtedness evidenced hereby.

                 This Note is given and accepted as evidence of indebtedness only and not in payment or satisfaction of any indebtedness or obligation.

                 Time is of the essence with respect to all of Maker's obligations and agreements under this Note.

                 This Note and all of the provisions, conditions, promises and covenants hereof shall be binding in accordance with the terms hereof upon Maker, its successors and assigns, provided nothing herein shall be deemed consent to any assignment restricted or prohibited by the terms of the Loan Agreement. If more than one person or other entity has executed this Note as Maker, the obligations of such persons and entities shall be joint and several.

                 This Note has been executed and delivered in Phoenix, Arizona, and the obligations of Maker hereunder shall be performed in Phoenix, Arizona. THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ARIZONA AND, TO THE EXTENT THEY PREEMPT THE LAWS OF SUCH STATE, THE LAWS OF THE UNITED STATES. Maker (a) hereby irrevocably submits itself to the process, jurisdiction and venue of the courts of the State of Arizona, Maricopa County, and to the process, jurisdiction and venue of the United States District Court for Arizona, for the purposes of suit, action or other proceedings arising out of or relating to this Note or the subject matter hereof brought by Holder and
(b) without limiting the generality of the foregoing, hereby waives and agrees not to assert by way of motion, defense or otherwise in any such suit, action or proceeding any claim that Maker is not personally subject to the jurisdiction of the above-named courts, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

                 It is the intent of the parties to comply with the usury law ("Applicable Usury Law") applicable pursuant to the terms of the preceding paragraph or such other usury law which is applicable if the law chosen by the parties is not. Accordingly, it is agreed that notwithstanding any provisions to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this Note or such documents require the payment or permit the collection of interest in excess of the maximum contract rate permitted by the Applicable Usury Law. In the event
(a) any such excess of interest otherwise would be contracted for, charged or received from Maker or otherwise in connection with the loan evidenced hereby, or (b) the maturity of the indebtedness evidenced by this Note is accelerated in whole or in part, or (c) all or part of the principal or interest of this Note shall be prepaid, so that under any of such circumstance the amount of interest contracted for, shared or received in connection with the loan evidenced hereby, would exceed the maximum contract rate permitted by the Applicable Usury Law, then in any such event (1) the provisions of this paragraph shall govern and control, (2) neither Maker nor any other person or entity now or hereafter liable for the payment hereof will be obligated to pay the amount of such interest to the extent that it is in excess of the maximum contract rate permitted by the Applicable Usury Law,
(3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Maker, at Holder's option, and (4) the effective rate of interest will be automatically reduced to the maximum amount of interest permitted by the Applicable Usury Law. It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by the Applicable Usury Law: (x) all calculations of interest which are made for the purpose of determining whether such rate would exceed the maximum contract rate permitted by the Applicable Usury Law shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise in connection with such loan; and (y) in the event that the effective rate of interest on the loan should at any time exceed the maximum contract rate allowed under the Applicable Usury Law, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to Holder from time to time, if and when the effective interest rate on the loan otherwise falls below the maximum amount permitted by the Applicable Usury Law, to the extent that interest paid to the date of calculation does not exceed the maximum contract rate permitted by the Applicable Usury Law, until the entire amount of interest which would have otherwise been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Maker further agrees that should the maximum contract rate permitted by the Applicable Usury Law be increased at any time hereafter because of a change in the law, then to the extent not prohibited by the Applicable Usury Law, such increases shall apply to all indebtedness evidenced hereby regardless of when incurred; but, again to the extent not prohibited by the Applicable Usury Law, should the maximum contract rate permitted by the Applicable Usury Law be decreased because of a change in the law, such decreases shall not apply to the indebtedness evidenced hereby regardless of when incurred.

                 In the event of any conflict or inconsistency between the provisions of this Note and the provisions of the Loan Agreement, the provisions of the Loan Agreement shall control.

                             PREFERRED EQUITIES CORPORATION,
                             a Nevada corporation
                             "Maker"


                                                                      By:_____
                                 Donald R. Middleton, Vice President

Federal Taxpayer Identification
Number:  88-0106662

Address:

4310 Paradise Road
Las Vegas, Nevada 89109
Attn:  President

         [IDA ADDITION]
                                PROMISSORY NOTE

U.S. $1,500,000.00                                             December 13, 1995
                                                                Phoenix, Arizona


                 FOR VALUE RECEIVED, the undersigned PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Maker"), promises to pay to FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), or order, at such place as the holder of this Note ("Holder") may from time to time designate in writing, in lawful money of the United States of America, the principal sum of up to ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS (U.S. $1,500,000.00), or so much thereof as has been disbursed and not repaid, together with interest on the unpaid principal balance from time to time outstanding from the date hereof until paid, as more fully provided for below.

                 Interest due under this Note shall (a) accrue daily on the basis of the actual number off days in the computation period, (b) be calculated on the basis of a year consisting of 360 days, and (c) be payable monthly in arrears on the later of (i) ten (10) days after Lender mails an invoice or statement therefor to Maker or (ii) the due date set forth in said invoice or statement. Interest shall accrue initially at an annual interest rate
("Initial Interest Rate") equal to Prime (as hereinafter defined) in effect on the date of the initial advance of the loan evidenced by this Note ("Initial Prime") plus 2-1/4% per annum, subject to adjustment on each Interest Rate Change Date (as hereinafter defined), but in no event to exceed the maximum contract rate permitted under the Applicable Usury Law (as hereinafter defined). The interest rate shall change on each Interest Rate Change Date by adding to or subtracting from the Initial Interest Rate, as the case may be, the change, if any, between Initial Prime and Prime in effect on the applicable Interest Rate Change Date. As used in this Note, the following capitalized terms have the meaning set forth opposite them below:

                          "Prime" shall mean the rate of interest publicly announced, from time to time, by Citibank, N.A., New York, New York ("Citibank"), as the corporate base rate of interest charged by Citibank to its most creditworthy commercial borrowers notwithstanding the fact that some borrowers of Citibank may borrow from Citibank at rates of less than such announced Prime rate; and

                          "Interest Rate Change Date" means (a) the first business day of Citibank, N.A., in New York, New York, during the calendar month following the date of the initial advance of the loan evidenced by this Note and (b) the first business day of Citibank, N.A., during each successive month thereafter.

                 The principal sum of this Note shall be repaid in the manner set forth in the Loan Agreement (as defined below), the applicable provisions of which are incorporated herein by reference as if fully set forth herein.

                 Payments of principal and/or interest shall, at the option of Holder, earn interest after they are due at a rate ("Overdue Rate") equal to
(a) 2% per annum above the rate otherwise payable hereunder or (b) the maximum contract rate permitted under the Applicable Usury Law, whichever of (a) or (b) is lesser. Furthermore, in the event of the occurrence of an Event of Default (as the term "Event of Default" is defined in the Loan Agreement) the unpaid principal balance of this Note shall, at the option of Holder, accrue interest at the Overdue Rate.

                 This Note is executed pursuant to that certain Amendment No. 13 to Amended and Restated Loan and Security Agreement of even date herewith between Maker and Lender (such Amended and Restated Loan and Security Agreement, as amended, the "Loan Agreement"). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, the applicable provisions of which are incorporated herein by reference.

                 All payments made under this Note shall be applied first against amounts due hereunder or under the Loan Agreement, other than principal and interest; second, against interest then due under this Note; and third, against the principal of this Note.

                 In the event any installment of principal and/or interest required to be made in connection with the indebtedness evidenced hereby is not paid when due and, except in the case of the final installment, for which no grace period is allowed, such default continues for five days after notice thereof to Maker or an Event of Default occurs, Holder may, at its option, without notice or demand, declare immediately due and payable the entire unpaid principal balance hereof, all accrued and unpaid interest thereon, and all other charges owing in connection with the loan evidenced hereby.

                 The contracted for rate of interest of the loan contemplated hereby, without limitation, shall consist of the following: (i) the interest rate, calculated and applied to the principal balance of this Note in accordance with the provisions of this Note; (ii) Overdue Rate, calculated and applied to the amounts due under this Note in accordance with the provisions hereof; (iii) Mortgage Loan Commitment Fee as to the Ida Building Addition Acquisition Advance and all Ida Building Addition Renovation Advances, as defined in the Loan Agreement; (iv) the Ida Building Addition Incentive Fee (as defined in the Loan Agreement); and (v) all Additional Sums (as hereinafter defined), if any. Maker agrees to pay an effective contracted for rate of interest which is the sum of the above referenced elements.

                 All fees, charges, goods, things in action or any other sums or things of value (other than amounts described in the immediately previous paragraph), paid or payable by Maker (collectively, the "Additional Sums"), whether pursuant to this Note, the Loan Agreement, the other Documents or any other documents or instruments in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that under any applicable law may be deemed to be interest with respect to this lending transaction, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Maker as, and shall be deemed to be, additional interest, and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the Additional Sums.

                 This Note is not prepayable in whole or in part, except as specifically provided in the Loan Agreement.

                 In the event that Holder institutes legal proceedings to enforce this Note and Holder is the prevailing party in such proceeding, Maker agrees to pay Holder, in addition to any indebtedness due and unpaid, all costs and expenses of such proceedings, including, without limitation, attorneys' fees.

                 Holder shall not by any act or omission or commission be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by an authorized officer of Holder and then only to the extent specifically set forth therein; a waiver on one occasion shall not be construed as continuing or as a bar to or waiver of such right or remedy on any other occasion. All remedies conferred upon Holder by this Note or any other instrument or agreement connected herewith or related hereto shall be cumulative and none is exclusive and such remedies may be exercised concurrently or consecutively at Holder's option.

                 Every person or entity at any time liable for the payment of the indebtedness evidenced hereby waives: presentment for payment, protest and demand; notice of protest, demand, dishonor and nonpayment of this Note; and trial by jury in any litigation arising out of, relating to or connected with this Note or any instrument given as security herefor. Every such person or entity further consents that Holder may renew or extend the time of payment of any part or the whole of the indebtedness at any time and from time to time at the request of any other person or entity liable therefor. Any such renewals or extensions may be made without notice to any person or entity liable for the payment of the indebtedness evidenced hereby.

                 This Note is given and accepted as evidence of indebtedness only and not in payment or satisfaction of any indebtedness or obligation.

                 Time is of the essence with respect to all of Maker's obligations and agreements under this Note.

                 This Note and all of the provisions, conditions, promises and covenants hereof shall be binding in accordance with the terms hereof upon Maker, its successors and assigns, provided nothing herein shall be deemed consent to any assignment restricted or prohibited by the terms of the Loan Agreement. If more than one person or other entity has executed this Note as Maker, the obligations of such persons and entities shall be joint and several.

                 This Note has been executed and delivered in Phoenix, Arizona, and the obligations of Maker hereunder shall be performed in Phoenix, Arizona. THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ARIZONA AND, TO THE EXTENT THEY PREEMPT THE LAWS OF SUCH STATE, THE LAWS OF THE UNITED STATES. Maker (a) hereby irrevocably submits itself to the process, jurisdiction and venue of the courts of the State of Arizona, Maricopa County, and to the process, jurisdiction and venue of the United States District Court for Arizona, for the purposes of suit, action or other proceedings arising out of or relating to this Note or the subject matter hereof brought by Holder and
(b) without limiting the generality of the foregoing, hereby waives and agrees not to assert by way of motion, defense or otherwise in any such suit, action or proceeding any claim that Maker is not personally subject to the jurisdiction of the above-named courts, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

                 It is the intent of the parties to comply with the usury law ("Applicable Usury Law") applicable pursuant to the terms of the preceding paragraph or such other usury law which is applicable if the law chosen by the parties is not. Accordingly, it is agreed that notwithstanding any provisions to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this Note or such documents require the payment or permit the collection of interest in excess of the maximum contract rate permitted by the Applicable Usury Law. In the event (a) any such excess of interest otherwise would be contracted for, charged or received from Maker or otherwise in connection with the loan evidenced hereby, or (b) the maturity of the indebtedness evidenced by this Note is accelerated in whole or in part, or (c) all or part of the principal or interest of this Note shall be prepaid, so that under any of such circumstance the amount of interest contracted for, shared or received in connection with the loan evidenced hereby, would exceed the maximum contract rate permitted by the Applicable Usury Law, then in any such event (1) the provisions of this paragraph shall govern and control, (2) neither Maker nor any other person or entity now or hereafter liable for the payment hereof will be obligated to pay the amount of such interest to the extent that it is in excess of the maximum contract rate permitted by the Applicable Usury Law, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Maker, at Holder's option, and
(4) the effective rate of interest will be automatically reduced to the maximum amount of interest permitted by the Applicable Usury Law. It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by the Applicable Usury Law: (x) all calculations of interest which are made for the purpose of determining whether such rate would exceed the maximum contract rate permitted by the Applicable Usury Law shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise in connection with such loan; and (y) in the event that the effective rate of interest on the loan should at any time exceed the maximum contract rate allowed under the Applicable Usury Law, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to Holder from time to time, if and when the effective interest rate on the loan otherwise falls below the maximum amount permitted by the Applicable Usury Law, to the extent that interest paid to the date of calculation does not exceed the maximum contract rate permitted by the Applicable Usury Law, until the entire amount of interest which would have otherwise been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Maker further agrees that should the maximum contract rate permitted by the Applicable Usury Law be increased at any time hereafter because of a change in the law, then to the extent not prohibited by the Applicable Usury Law, such increases shall apply to all indebtedness evidenced hereby regardless of when incurred; but, again to the extent not prohibited by the Applicable Usury Law, should the maximum contract rate permitted by the Applicable Usury Law be decreased because of a change in the law, such decreases shall not apply to the indebtedness evidenced hereby regardless of when incurred.

                 In the event of any conflict or inconsistency between the provisions of this Note and the provisions of the Loan Agreement, the provisions of the Loan Agreement shall control.

                             PREFERRED EQUITIES CORPORATION,
                             a Nevada corporation
                             "Maker"


                                                                        By:_____
                                 Donald R. Middleton, Vice President

Federal Taxpayer Identification

Number:  88-0106662

Address:

4310 Paradise Road
Las Vegas, Nevada 89109
Attn:  President





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[WINNICK ADDITION]
                                PROMISSORY NOTE

U.S. $2,100,000.00
December 13, 1995
                                                                Phoenix, Arizona


                 FOR VALUE RECEIVED, the undersigned PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Maker"), promises to pay to FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), or order, at such place as the holder of this Note ("Holder") may from time to time designate in writing, in lawful money of the United States of America, the principal sum of up to TWO MILLION ONE HUNDRED THOUSAND AND NO/100 DOLLARS (U.S. $2,100,000.00), or so much thereof as has been disbursed and not repaid, together with interest on the unpaid principal balance from time to time outstanding from the date hereof until paid, as more fully provided for below.

                 Interest due under this Note shall (a) accrue daily on the basis of the actual number of days in the computation period, (b) be calculated on the basis of a year consisting of 360 days, and (c) be payable monthly in arrears on the later of (i) ten (10) days after Lender mails an invoice or statement therefor to Maker or (ii) the due date set forth in said invoice or statement. Interest shall accrue initially at an annual interest rate ("Initial Interest Rate") equal to Prime (as hereinafter defined) in effect on the date of the initial advance of the loan evidenced by this Note ("Initial Prime") plus 2-1/4% per annum, subject to adjustment on each Interest Rate Change Date (as hereinafter defined), but in no event to exceed the maximum contract rate permitted under the Applicable Usury Law (as hereinafter defined). The interest rate shall change on each Interest Rate Change Date by adding to or subtracting from the Initial Interest Rate, as the case may be, the change, if any, between Initial Prime and Prime in effect on the applicable Interest Rate Change Date. As used in this Note, the following capitalized terms have the meaning set forth opposite them below:

                          "Prime" shall mean the rate of interest publicly announced, from time to time, by Citibank, N.A., New York, New York ("Citibank"), as the corporate base rate of interest charged by Citibank to its most creditworthy commercial borrowers notwithstanding the fact that some borrowers of Citibank may borrow from Citibank at rates of less than such announced Prime rate; and

                          "Interest Rate Change Date" means (a) the first business day of Citibank, N.A., in New York, New York, during the calendar month following the date of the initial advance of the loan evidenced by this Note and (b) the first business day of Citibank, N.A., during each successive month thereafter.

                 The principal sum of this Note shall be repaid in the manner set forth in the Loan Agreement (as defined below), the applicable provisions of which are incorporated herein by reference as if fully set forth herein.

                 Payments of principal and/or interest shall, at the option of Holder, earn interest after they are due at a rate ("Overdue Rate") equal to
(a) 2% per annum above the rate otherwise payable hereunder or (b) the maximum contract rate permitted under the Applicable Usury Law, whichever of (a) or (b) is lesser. Furthermore, in the event of the occurrence of an Event of Default (as the term "Event of Default" is defined in the Loan Agreement) the unpaid principal balance of this Note shall, at the option of Holder, accrue interest at the Overdue Rate.

                 This Note is executed pursuant to that certain Amendment No. 13 to Amended and Restated Loan and Security Agreement of even date herewith between Maker and Lender (such Amended and Restated Loan and Security Agreement, as amended, the "Loan Agreement"). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, the applicable provisions of which are incorporated herein by reference.

                 All payments made under this Note shall be applied first against amounts due hereunder or under the Loan Agreement, other than principal and interest; second, against interest then due under this Note; and third, against the principal of this Note.

                 In the event any installment of principal and/or interest required to be made in connection with the indebtedness evidenced hereby is not paid when due and, except in the case of the final installment, for which no grace period is allowed, such default continues for five days after notice thereof to Maker or an Event of Default occurs, Holder may, at its option, without notice or demand, declare immediately due and payable the entire unpaid principal balance hereof, all accrued and unpaid interest thereon, and all other charges owing in connection with the loan evidenced hereby.

                 The contracted for rate of interest of the loan contemplated hereby, without limitation, shall consist of the following: (i) the interest rate, calculated and applied to the principal balance of this Note in accordance with the provisions of this Note; (ii) Overdue Rate, calculated and applied to the amounts due under this Note in accordance with the provisions hereof; (iii) Mortgage Loan Commitment Fee as to the Winnick Building Addition Acquisition Advance and all Winnick Building Addition Renovation Advances, as defined in the Loan Agreement; (iv) the Winnick Building Addition Incentive Fee (as defined in the Loan Agreement); and (v) all Additional Sums (as hereinafter defined), if any. Maker agrees to pay an effective contracted for rate of interest which is the sum of the above referenced elements.

                 All fees, charges, goods, things in action or any other sums or things of value (other than amounts described in the immediately previous paragraph), paid or payable by Maker (collectively, the "Additional Sums"), whether pursuant to this Note, the Loan Agreement, the other Documents or any other documents or instruments in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that under any applicable law may be deemed to be interest with respect to this lending transaction, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Maker as, and shall be deemed to be, additional interest, and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the Additional Sums.

                 This Note is not prepayable in whole or in part, except as specifically provided in the Loan Agreement.

                 In the event that Holder institutes legal proceedings to enforce this Note and Holder is the prevailing party in such proceeding, Maker agrees to pay Holder, in addition to any indebtedness due and unpaid, all costs and expenses of such proceedings, including, without limitation, attorneys' fees.





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                 Holder shall not by any act or omission or commission be
deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by an authorized officer of Holder and then only to the extent specifically set forth therein; a waiver on one occasion shall not be construed as continuing or as a bar to or waiver of such right or remedy on any other occasion. All remedies conferred upon Holder by this Note or any other instrument or agreement connected herewith or related hereto shall be cumulative and none is exclusive and such remedies may be exercised concurrently or consecutively at Holder's option.

                 Every person or entity at any time liable for the payment of the indebtedness evidenced hereby waives: presentment for payment, protest and demand; notice of protest, demand, dishonor and nonpayment of this Note; and trial by jury in any litigation arising out of, relating to or connected with this Note or any instrument given as security herefor. Every such person or entity further consents that Holder may renew or extend the time of payment of any part or the whole of the indebtedness at any time and from time to time at the request of any other person or entity liable therefor. Any such renewals or extensions may be made without notice to any person or entity liable for the payment of the indebtedness evidenced hereby.

                 This Note is given and accepted as evidence of indebtedness only and not in payment or satisfaction of any indebtedness or obligation.

                 Time is of the essence with respect to all of Maker's obligations and agreements under this Note.

                 This Note and all of the provisions, conditions, promises and covenants hereof shall be binding in accordance with the terms hereof upon Maker, its successors and assigns, provided nothing herein shall be deemed consent to any assignment restricted or prohibited by the terms of the Loan Agreement. If more than one person or other entity has executed this Note as Maker, the obligations of such persons and entities shall be joint and several.

                 This Note has been executed and delivered in Phoenix, Arizona, and the obligations of Maker hereunder shall be performed in Phoenix, Arizona. THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ARIZONA AND, TO THE EXTENT THEY PREEMPT THE LAWS OF SUCH STATE, THE LAWS OF THE UNITED STATES. Maker (a) hereby irrevocably submits itself to the process, jurisdiction and venue of the courts of the State of Arizona, Maricopa County, and to the process, jurisdiction and venue of the United States District Court for Arizona, for the purposes of suit, action or other proceedings arising out of or relating to this Note or the subject matter hereof brought by Holder and
(b) without limiting the generality of the foregoing, hereby waives and agrees not to assert by way of motion, defense or otherwise in any such suit, action or proceeding any claim that Maker is not personally subject to the jurisdiction of the above-named courts, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

                 It is the intent of the parties to comply with the usury law ("Applicable Usury Law") applicable pursuant to the terms of the preceding paragraph or such other usury law which is applicable if the law chosen by the parties is not. Accordingly, it is agreed that notwithstanding any provisions to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this Note or such documents





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
require the payment or permit the collection of interest in excess of the maximum contract rate permitted by the Applicable Usury Law. In the event (a) any such excess of interest otherwise would be contracted for, charged or received from Maker or otherwise in connection with the loan evidenced hereby, or (b) the maturity of the indebtedness evidenced by this Note is accelerated in whole or in part, or (c) all or part of the principal or interest of this Note shall be prepaid, so that under any of such circumstance the amount of interest contracted for, shared or received in connection with the loan evidenced hereby, would exceed the maximum contract rate permitted by the Applicable Usury Law, then in any such event (1) the provisions of this paragraph shall govern and control, (2) neither Maker nor any other person or entity now or hereafter liable for the payment hereof will be obligated to pay the amount of such interest to the extent that it is in excess of the maximum contract rate permitted by the Applicable Usury Law, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Maker, at Holder's option, and
(4) the effective rate of interest will be automatically reduced to the maximum amount of interest permitted by the Applicable Usury Law. It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by the Applicable Usury Law: (x) all calculations of interest which are made for the purpose of determining whether such rate would exceed the maximum contract rate permitted by the Applicable Usury Law shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise in connection with such loan; and (y) in the event that the effective rate of interest on the loan should at any time exceed the maximum contract rate allowed under the Applicable Usury Law, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to Holder from time to time, if and when the effective interest rate on the loan otherwise falls below the maximum amount permitted by the Applicable Usury Law, to the extent that interest paid to the date of calculation does not exceed the maximum contract rate permitted by the Applicable Usury Law, until the entire amount of interest which would have otherwise been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Maker further agrees that should the maximum contract rate permitted by the Applicable Usury Law be increased at any time hereafter because of a change in the law, then to the extent not prohibited by the Applicable Usury Law, such increases shall apply to all indebtedness evidenced hereby regardless of when incurred; but, again to the extent not prohibited by the Applicable Usury Law, should the maximum contract rate permitted by the Applicable Usury Law be decreased because of a change in the law, such decreases shall not apply to the indebtedness evidenced hereby regardless of when incurred.

                 In the event of any conflict or inconsistency between the provisions of this Note and the provisions of the Loan Agreement, the provisions of the Loan Agreement shall control.

                             PREFERRED EQUITIES CORPORATION,
                             a Nevada corporation
                             "Maker"


                                                                         By:____
                                     Donald R. Middleton, Vice President

Federal Taxpayer Identification





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Number:  88-0106662

Address:

4310 Paradise Road
Las Vegas, Nevada 89109
Attn:  President





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